UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                  FORM 8-K

                               CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                               November 3, 2003
____________________________________________________________________________
              Date of report (Date of earliest event reported)



                             Minden Bancorp, Inc.
____________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)


     United States                     000-49882               13-4203146
____________________________________________________________________________
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
 of Incorporation)                                       Identification No.)



        415 Main Street, Minden, Louisiana                        71058
____________________________________________________________________________
     (Address of Principal Executive Offices)                   (Zip Code)


                                (318) 377-0523
____________________________________________________________________________
              (Registrant's telephone number, including area code)


                                Not Applicable
____________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          ______________           ___________

               99.1 Press Release reporting earnings for the quarter ended September 30, 2003.



Item 12.   Results of Operations and Financial Condition.


     On November 3, 2003, Minden Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the quarter and nine months ended September 30, 2003.

     The Company's press release is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.













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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MINDEN BANCORP, INC.



Date: November 4, 2003             By:  /s/ A. David Evans
                                        _____________________________________
                                        A. David Evans
                                        Chairman, President and Chief
                                        Executive Officer



















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